[THE AMERICAN FUNDS GROUP(R)]

CAPITAL INCOME BUILDER

ANNUAL REPORT 1998
FOR THE YEAR ENDED OCTOBER 31

Capital Income Builder's goal is to provide a growing dividend - with higher income distributions every quarter as far as possible - together with a current yield which exceeds that paid by U.S. stocks generally.

[cover photos:  Margaret Starr, shareholder; Slipper Rock University, PA]

[cover graphic:  Capital Income Builder logo]


[letterhead:  Capital Income Builder logo]

Capital Income Builder(r) was created in 1987 expressly for investors seeking above-average and growing income, along with reduced risk in declining markets and reasonable participation in rising markets.

CIB is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.


CIB'S EQUITY HOLDINGS SHOWING LARGEST INDUSTRIES BY COUNTRY OR REGION (AS OF OCTOBER 31, 1998)

                                       Europe         Europe
                         U.S.          U.K.           Continental      Canada      Australia
Banking                  13.22%        .86%           .26%             1.91%       1.26%
Telecommunications       2.53          -              5.17              .31        -
Utilities:               4.19          2.73           -                -           .03
Electric & Gas
Business & Public        .78           4.45           .75              -           -
Services
Real Estate              4.31          -              -                -           -
Five Largest             25.03         8.04           6.18             2.22        1.29
Industries
Other Industries         12.40         2.65           1.62             -           1.11
TOTAL EQUITIES           37.43%        10.69%         7.80%            2.22%       2.40%

                                       New            South
                                                      America
                         Hong Kong     Zealand        and Other        Total

Banking                  .27%          -              -                17.78%
Telecommunications       .56           1.14%          .36%             10.07
Utilities:               -             -              -                6.95
Electric & Gas
Business & Public        .13           -              -                6.11
Services
Real Estate              -             -              -                4.31
Five Largest             .96           1.14           .36              45.22
Industries
Other Industries         -             -              .49              18.27
TOTAL EQUITIES           .96%          1.14%          .85%             63.49%


Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended September 30, 1998 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods - 10 years: +250.32%, or +13.36% a year; 5 years: +78.54%, or +12.29% a year; 12 months: +1.54%. Sales charges are lower for accounts of $50,000 or more. The fund's 30-day yield as of November 30, 1998, calculated in accordance with the Securities and Exchange Commission formula, was 3.51%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. INVESTING OUTSIDE THE UNITED STATES IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS AND POLITICAL INSTABILITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.



FELLOW INVESTORS:

In a year during which the U.S. stock market suffered its first significant setback since 1990, Capital Income Builder once again proved to be a relatively quiet port in the storm.

In keeping with goals established when the fund began, CIB continued to provide above-average and growing income despite dividend yields in the overall market that reached historic lows. At the same time it resisted much of the sharp slide in U.S. stock prices in July and August and ended its fiscal year on October 31, 1998 with a positive total return of 13.3%, assuming dividend reinvestment.

We are happy to report that CIB's quarterly dividend increased again in December. As in most previous quarters, the per-share increase was 0.5 cents, lifting the total to 49.5 cents. For those of you who reinvest your capital gain distributions, that continues an unbroken string of quarterly increases in dividend income since the fund began more than 11 years ago.

With the reinvestment of distributed capital gains, the one-year increase in the December dividend is 6.7% and the 11-year increase is 92%, representing an average annual compound growth rate for income of 6.1%. Even without counting price appreciation in CIB's portfolio, this far outpaces the 3.3% average inflation rate as measured by the Consumer Price Index during the same period.

The fund's annual dividend rate after expenses was 4.2% of net asset value as of October 31. The comparable figure for the broad stock market as measured by the unmanaged Standard & Poor's 500 Stock Composite Index was only 1.5%, near a record low. CIB's dividend rate also exceeded that of the average mutual fund:
1.6% for 214 equity-income funds and 0.6% for 3,148 general equity funds tracked by Lipper Analytical Services.


[Begin caption]
CIB's Annual Dividend Rate over its Lifetime
Compared with the average equity-income fund and Standard & Poor's 500 Stock Composite Index

[Begin line chart]

Month                CIB              Equity-Income Funds          S&P500

Oct.  31, 1988       5.08             3.87                         3.29
Oct.  31, 1989       5.14             4.37                         3.21
Oct.  31, 1990       5.60             5.92                         3.91
Oct.  31, 1991       5.07             4.23                         3.09
Oct.  31, 1992       4.70             3.59                         2.95
Oct.  31, 1993       4.43             2.85                         2.68
Oct.  31, 1994       5.30             2.92                         2.76
Oct.  31, 1995       4.66             2.74                         2.35
Oct.  31, 1996       4.89             2.22                         2.10
Oct.  31, 1997       3.83             1.81                         1.68
Oct. 31, 1998        4.33             1.61                         1.48

[End line chart]

All numbers calculated by Lipper Analytical Services.

The 12-month dividend rate is calculated by taking the total of the trailing 12 months' dividends adjusted for capital gains and dividing by the current month-end net asset value.
[End caption]

If you reinvest capital gain distributions, as most CIB investors do, you have added substantially in recent years to the growth in income received.

This December's capital gain distribution of $2.81 a share, amounting to 6.1% of net asset value, is substantially larger than in the past. It reflects the fact that during fiscal 1998, a number of holdings rose to price levels where their current dividend yield and growth prospects were no longer deemed attractive to CIB. That triggered some selling from which the fund realized those large gains.

For the 1999 March quarter, we anticipate that CIB's pattern of moderate quarterly growth in income paid to shareholders will continue for those who reinvest the December capital gain distribution. That will be true even though the magnitude of the December distribution will probably require a decrease in the per-share amount of next March's income dividend. In each of the past two years, because of capital gain distributions, the March dividend remained unchanged on a per-share basis. Yet as the chart to the right shows, those who reinvested the distribution received an above-average increase in income.

A HISTORY OF RESISTING STOCK MARKET DECLINES

CIB has met its goal of providing some cushion in declining market periods, including the most recent test put forth by the sharp decline in the U.S. stock market between July 17 and August 31. The S&P 500 Index fell just under 20% during that period. The value of your investment in CIB declined only 11%.

The fund has demonstrated similar resistance in past downdrafts, falling a third as much as the more than 33% slide in the S&P 500 from August to December 1987, less than half as much as the index's 20% drop from July to October 1990 during the Gulf War, and half as much as the 20-day, 11% decline in the index during October 1997.

That resistance is inherent in CIB's approach. By their very nature, companies with the financial strength and dividend-paying prospects fitting the fund's objectives tend to withstand general economic as well as stock market troubles more readily than most.

SEEKING SOLID RETURNS IN RISING MARKETS

For the overall market, it was an up-down-and-up-again year. The S&P 500 Index was up 30% from October 31, 1997 to mid-July, lost most of the gain in the late summer selloff, then gained much of it back in a surprisingly rapid autumn rebound. In the end, the S&P 500 had a total return of 22.0% for the year ended October 31, 1998.

Such large gains in the overall market in recent years have reflected the popularity of a limited number of stocks, most of which have dividend policies that do not meet CIB's objectives.


[Begin caption]
The chart on these pages illustrates the CIB story.

The bars show the steady increase of dividends.

The tabs above the bars show the important contribution of reinvested capital gain distributions.
The single line shows the rate of inflation over the period.
[End caption]

[Begin caption]
CIB's Quarterly Dividends Compared with Inflation
Dividends as declared and as adjusted for reinvested capital gains (cents per share)
(Index: December 1987 = 100)
[begin bar chart]

                                          Additional income earned
                                          on initial shares if the
                                          capital gain distributions        Inflation=
                                          paid in December 1991, 1992,      Consumer Price
                                          1993, 1994 and 1995 were          Index (through
Fiscal Quarters          Dividend         reinvested                        September 1996)

4 Aug-Oct 1987           22*              -                                 -

1 Nov-Jan 1988           28               -                                 100

2 Feb-Apr 1988           28.5             -                                 101

3 May-Jul 1988           29               -                                 102.3

4 Aug-Oct 1988           29.5             -                                 103.8

1 Nov-Jan 1989           30               -                                 104.4

2 Feb-Apr 1989           30.5             -                                 106

3 May-Jul 1989           31               -                                 107.5

4 Aug-Oct 1989           31.5             -                                 108.3

1 Nov-Jan 1990           32.5             -                                 109.3

2 Feb-Apr 1990           33               -                                 111.5

3 May-Jul 1990           33.5             -                                 112.6

4 Aug-Oct 1990           34               -                                 115

1 Nov-Jan 1991           34.5             -                                 115.9

2 Feb-Apr 1991           35               -                                 117

3 May-Jul 1991           35.5             -                                 117.9

4 Aug-Oct 1991           36               -                                 118.9

1 Nov-Jan 1992           36.5             -                                 119.5

2 Feb-Apr 1992           37               .3                                120.7

3 May-Jul 1992           37.5             .3                                121.5

4 Aug-Oct 1992           38               .3                                122.4

1 Nov-Jan 1993           38.5             .3                                123

2 Feb-Apr 1993           39               .5                                124.4

3 May-Jul 1993           39.5             .5                                125.1

4 Aug-Oct 1993           40               .5                                125.7

1 Nov-Jan 1994           40.5             .5                                126.3

2 Feb-Apr 1994           41               .6                                127.6

3 May-Jul 1994           41.5             .6                                128.2

4 Aug-Oct 1994           42               .6                                129.5

1 Nov-Jan 1995           42.5             .6                                129.7

2 Feb-Apr 1995           43               .8                                131.2

3 May-Jul 1995           43.5             .8                                132.1

4 Aug-Oct 1995           44               .8                                132.8

1 Nov-Jan 1996           44.5             .8                                133

2 Feb-Apr 1996           45               1.4                               134.9

3 May-Jul 1996           45.5             1.5                               135.8

4 Aug-Oct 1996           46               1.5                               136.7

1 Nov-Jan 1997           46.5             1.5                               137.4

2 Feb-Apr 1997           46.5             1.6                               137.4

3 May-Jul 1997           47.0             2.4                               138.9

4 Aug-Oct 1997           47.5             2.4                               139.7

1 Nov-Jan 1998           48.0             1.6                               139.8

2 Feb-Apr 1998           48.0             4.2                               140.6

3 May-Jul 1998           48.5             4.2                               141.2

4 Aug-Oct 1998           49.0             4.3                               141.8

1 Nov-Jan 1999           49.5             4.3


* After less than a full quarter of operations
[end bar chart]

Fiscal Quarters:  1 November-January  2 February-April
                  3 May-July          4 AugustOctober
[End caption]


[Begin caption]
[begin bar chart]
CIB'S RESULTS COMPARED WITH GENERAL EQUITY MUTUAL FUNDS
For the period July 31, 1987 to October 31, 1998

General Equity Funds      +262.65%*
Capital Income Builder    +315.45%

*Average for 465 general equity mutual funds.

Total return as calculated by Lipper Analytical Services.

Results do not reflect the effects of sales charges.
[End caption]
[end chart]


Capital Income Builder has shared quite generously in the fruits of market upswings. That is a particularly significant accomplishment for a fund that pays close attention to risk and maintains both an equity and a bond portfolio. CIB's 13.3% total return for the fiscal year equaled its average annual compound return over its lifetime.

In relation to its peers, CIB's lifetime results are quite impressive; the fund has returned 315% compared with 263% for the average of 465 general equity funds measured by Lipper.

As the past year at least briefly demonstrated, it is never wise to get accustomed to a steady upward march of double-digit returns, particularly when they have been common for a number of years.

SUPPORTING DIVIDEND GROWTH

CIB has sustained its dividend strength through extensive research to identify a mix of companies and securities that, added together, have provided an expanding flow of income to the fund. That includes a range of companies, from those paying a high current dividend yield relative to the overall stock market to those with only average yields but prospects for substantial dividend growth.

The fund's 10 largest holdings offer examples across that spectrum. Ameritech, a U.S. telecommunications company, was yielding 3.5% based on the price of the stock going into fiscal 1998, above average by current standards. The company, currently being acquired by SBC Communications, has a recent history of modest dividend growth relative to other large holdings. The stock was up 66% in fiscal 1998.
Southern Electric, a U.K. utility currently merging with Scottish Hydro-Electric, was yielding 5%. On average, the company has increased its dividend by more than 12% annually over CIB's last three fiscal years. The stock finished fiscal 1998 with a gain of 34%.

Most of CIB's bank holdings have contributed above average yields along with solid dividend growth. First Union, the fund's largest holding, was yielding 2.6% based on its price at the start of fiscal 1998 and has produced a 17% average annual dividend growth rate over the past three years. The stock rose 18% in fiscal 1998.


[Begin sidebar]
LARGEST INDIVIDUAL EQUITY HOLDINGS  Percent of Net Assets

First Union                               3.07%
United Utilities                          2.13
Wachovia                                  1.97
BANK ONE                                  1.81
Philip Morris                             1.58
Ameritech                                 1.54
Southern Electric                         1.52
Deutsche Telekom                          1.44
Thames Water                              1.38
Telefonica                                1.19

[End sidebar]

The fund has the flexibility to invest in the securities of companies based outside the United States (26% of assets as of fiscal year-end).

HOW THE FUND IS MANAGED

Like other funds in the American Funds family, CIB's investments are managed by several portfolio counselors. Each has responsibility, within the objectives of the fund, for a segment of the portfolio. Thus, they are able to focus on their highest convictions in managing that segment.

This multiple portfolio counselor system was originated 40 years ago by Capital Research and Management Company, the investment adviser to CIB and The American Funds Group. Among the system's major advantages is ensuring continuity in the fund's approach by making transitions nearly seamless as individual counselors retire and are succeeded by others.

We appreciate the continuing growth in Capital Income Builder's shareholder base and look forward to reporting to you again in six months.

/s/Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/James B. Lovelace
James B. Lovelace
President

December 18, 1998


[Begin caption]
GROWTH OF A $10,000 INVESTMENT IN CIB* COMPARED WITH THE S&P 500(+) (with dividends and distributions reinvested)
[begin line chart]

                         CIB              S&P 500          CIB

July 30, 1987            $9,425           $10,000

October 1, 1987          8,929            7,972            (10.1)%++

October 1, 1988          10,029           9,154            12.3

October 1, 1989          11,689           11,559           16.7

October 1, 1990          11.502           10,960           (1.6)

October 1, 1991          14,858           14,271           29.3

October 1, 1992          16,893           15,688           13.5

October 1, 1993          19,897           18,024           17.6

October 1, 1994          19,936           18,722           0.5

October 1, 1995          23,367           23,655           17.0

October 1, 1996          27,200           29,338           16.8

October 1, 1997          33,605           38,757           23.2

October 1, 1998          38,238           47,274           13.3

[end chart]


Average Annual Compound Returns**
(for periods ended October 31, 1998)

Ten Years      +13.57%
Five Years     +12.53
One Year       +6.82

**Assumes reinvestment of all distributions and payment of the 5.75% current maximum sales charge at the beginning of the stated periods.


Average annual compound return for 11-1/4 years              12.7%

*Reflects payment of the maximum sales charge of 5.75%. Thus, the net amount invested was $9,425. Sales charges are lower for accounts of $50,000 or more.

(+)Standard & Poor's 500 Stock Composite Index is unmanaged and does not reflect sales charges, commissions or expenses.

(++)For the period July 30 through October 31, 1987.

Past results are not predictive of future results.
[End caption]
[end chart]


HOW TWO VERY DIFFERENT SHAREHOLDERS USE CAPITAL INCOME BUILDER TO ACHIEVE THEIR GOALS


[Photos:  Slipper Rock University, Margaret Starr]
[Begin photo caption]
Old Main - Slippery Rock University administration building
[End caption]
[Begin photo caption]
Margaret Starr of Midland, Texas
[End caption]


When Capital Income Builder was founded in July 1987, its unique objectives grew out of discussions with a broad range of investors - from individuals to those overseeing endowments and other institutional assets. Most spoke with one voice about their concern with overcoming the ravages of inflation and maintaining a stable or steadily increasing flow of income.

"When we talked with individuals concerned with investing both their own savings and the assets of foundations, we found that many had remarkably similar goals in both areas," recalls Jon B. Lovelace, chairman of the fund from its inception for 10 years, and currently vice chairman. "They sought a reasonable level of income - and the type of income that would grow at least as fast as the cost of living. They also wanted an investment that would participate in rising markets and decline less than the general market in downturns."

Over the years, CIB has been particularly appealing to many foundations and others needing a steady income flow to support continuing programs and philanthropies. For that reason, we have selected two shareholders who are very different but nonetheless represent a common reason for holding substantial investments in this fund. Both have used the rising income from Capital Income Builder to help people in their communities, and they believe the other attributes of the fund also meet their needs.

In Pennsylvania, the Slippery Rock University Foundation has invested in CIB and several other American Funds since 1994. Dividend income growth and capital appreciation have allowed the foundation to grant scholarships worth $2.2 million to talented and financially needy students.

In Midland, Texas, Margaret Starr, a civic and charity fundraiser, has been a CIB shareholder for nearly 10 years. Margaret has used the income growth provided by CIB to help fund her volunteer activities and financial contributions that aid a hospital, a retirement center and a museum.

[photo:  Slipper Rock campus]
[Begin photo caption]
Historic one-room schoolhouse on the Slippery Rock campus in western
Pennsylvania
[End caption]


Let's take a closer look at how these shareholders use CIB to help the people in their hometowns:


SLIPPERY ROCK
A SERIOUS UNIVERSITY WITH AN UNUSUAL NAME

[Photos: Wendy Bable, Lynn Coccia and John Harrell, Kathleen Pincek] [Begin photo caption]
Wendy Bable
[End caption]
[Begin photo caption]
Lynn Coccia
John Harrell
[End caption]
[Begin photo caption]
Kathleen Pincek
[End caption]


If you don't live in western Pennsylvania, probably the only time you will hear the name Slippery Rock is when TV sports announcers report the score of the college's football team. Fans love to hear the unusual name on national television, and the school's teams have developed a "cult" following among sports fans.

Some people outside Pennsylvania don't believe there really is a Slippery Rock University, but the institution has been around a long time. It was founded in 1889 to educate teachers, most of whom taught in rural one-room schoolhouses. The small town took its name from moss that creates "slippery rocks" in the local creek.

In 1926, the Commonwealth of Pennsylvania bought the school and in 1983 the institution expanded from a teachers' college to a comprehensive regional university with more than 60 degree programs, including well-regarded courses in physical therapy, international studies, health sciences and environmental studies. Nearly 7,000 students attend classes on the 600-acre campus, about an hour's drive north of Pittsburgh.

PROVIDING SCHOLARSHIPS

The Slippery Rock University Foundation was established in 1970 to enhance the learning environment. So far, it has focused primarily on providing scholarships. "The foundation's ability to generate and prudently manage private gift support is extremely important in our efforts to make possible a quality education for hundreds of students," says Dr. G. Warren Smith, president of the university.

Capital Income Builder has played a key role in the foundation's success, according to Ed Bucha, the foundation's executive director. "CIB has helped the foundation achieve its goal of providing scholarships while continuing to increase its principal," Ed says.

HOW THE FOUNDATION WORKS

The foundation's two largest revenue sources are gifts and investment income. An investment committee meets each year to decide how the foundation's income will be spent. If the foundation's investments return 10% for the year, the committee takes the average annual increase in the Consumer Price Index over the past five years, say 4%, and reinvests that for future growth. The remaining 6% of the 10% return can be used to fund scholarships. The foundation especially likes CIB, says Ed, because the fund has provided steadily rising income, participation in rising markets and reduced risk in down markets. "The goal of our investment program is to provide a consistent return to fund an increasing number of scholarships each year," Ed says. "CIB and the other American Funds have enabled us to accomplish that goal."

MEET SOME SCHOLARSHIP WINNERS

These four Pennsylvania scholarship recipients say the financial awards changed their lives.

Wendy Bable, a senior from Darlington, is majoring in theater and philosophy. She hopes to earn a doctorate and teach theater at the college level. Her scholarship enabled her to complete her double major, which requires an extra year. "I was terrified that I couldn't finish my degree because of a lack of money," she says.

Lynn Coccia, from Ellwood City, is a first-year student majoring in French and secondary education. Lynn is the first in her family to attend college and says that the scholarship made it possible.

John Harrell, of Sewickley, is using his scholarship money to complete a master's degree in education; he plans to become a high school chemistry teacher. "I think I can contribute more to society this way than by working as a chemist in industry," he says. Without the scholarship, he wouldn't have been able to finance the graduate degree.

Kathleen Pincek, a senior accounting major from Butler, says her scholarship allowed her to attend Slippery Rock and opened up other opportunities, like helping to pay for an internship at a company in Scotland last summer. "The internship helped build my confidence," she says.

[Photo: Dr. G. Warren Smith and scholoarship winners]
[Begin photo caption]
Slippery Rock University president Dr. G. Warren Smith and scholarship winners [End caption]


MARGARET STARR
GIVING SOMETHING BACK TO MIDLAND

[Photos:  Museum of the Southwest]
[Begin photo caption]
Museum of the Southwest
[End caption]


It has been said that if you move to Midland, Texas, it takes a while to get acclimated. Located halfway between Dallas and El Paso, the city is the business center for the oil-producing region known as the Permian Basin, where about 20% of America's oil and gas reserves lie beneath the earth's surface. The landscape is a stark contrast of tall buildings and open plains, and the winds often blow fiercely across the sand. "But if you stay long enough to wear out a pair of shoes, you will stay forever," says one resident. "The people are friendly, the climate is warm, and the town has its own charm."

Margaret Starr has worn out dozens of pairs of shoes in her years in Midland. She was born on a nearby cattle ranch called "The Lazy X" and moved to Midland with her parents when she was in the fourth grade. She was married in Midland; her late husband Johnny owned a business supplying butane gas to oil drilling rigs. The couple raised their daughter in the city. Today, Margaret has three grandchildren and three great-grandchildren, all of whom live in Midland or other Texas cities. She has been active in charitable work and fundraising in Midland for much of her adult life. "Midland has been good to me, and I've always tried to give something back to the city," she says.

MARGARET MAKES THINGS HAPPEN

Indeed she has given back a lot, Midland residents say. "Margaret knows the temperature of the community and almost everyone in the city," says a long-time friend. "When she gets involved in a charity project, she makes things happen." Margaret, known affectionately as "Spooks," is involved in many activities: She is a member of the board of governors of Midland Memorial Hospital, and she played a role in raising money to build the Trinity Tower retirement center. She was an early president of Midland's Junior League, another well-known charitable group in the city.

HELPING THE MUSEUM OF THE SOUTHWEST

One of Margaret's favorite charities is the Museum of the Southwest, a five-acre complex dedicated to the arts and culture of the region. Located in the historic section of Midland, the museum is housed in a brick mansion donated by a local family.

A long-time enthusiast of Western art and memorabilia, Margaret previously served as a board member of the museum. She and her sister donated an antique chuck wagon to the museum from their parents' ranch in Andrews County, Texas. Besides art galleries, the museum includes a planetarium and a children's museum.

Capital Income Builder is one of three American Funds Margaret uses to help provide an income stream in her retirement years and to fund her volunteer activities and financial donations to charities. According to her financial adviser, a strategic shift in 1990 from certificates of deposit and bond funds to CIB, which offers growth as well as income, has made it possible for her to do more for the city and herself. "My investments have enabled me to help Midland," she says.

(It should be noted that although certificates of deposit offer no opportunity for growth, they do offer a guaranteed return of principal and fixed rate of interest for specific periods, and this can be important for short-term investors. In contrast, Capital Income Builder is a long-term investment and its return varies. It strives to provide investors with above-average income, rising dividends and the potential for growth of capital. Over the past 11 years, it has successfully met its goals.)

Why did Margaret and her financial adviser choose Capital Income Builder? "I wanted my money to grow and to leave something for my daughter, grandchildren and great-grandchildren," she says. "And I didn't want to invest in a fund whose price jumps up and down."

Margaret doesn't spend a lot of time following her mutual fund net asset values in the newspaper. "I don't check on my mutual fund prices every day," she says. "It's better not to look. I let my financial adviser worry about it. He's a long-time friend and I trust him."

As we have seen, Capital Income Builder can work well for shareholders who need a steady income flow to support continuing programs and philanthropies. It also has provided growing income to keep pace with the increasing cost of living. And, as Margaret Starr and the Slippery Rock University Foundation have demonstrated, it can be a useful tool to help people enrich their communities.

[Photo:  Margaret Starr]
[Begin photo caption]
Margaret Starr at the Museum of the Southwest
[End caption]


CAPITAL INCOME BUILDER
Investment Portfolio October 31, 1998


Equity Securities                                         Shares or  Market  Percent
                                                          Principal    Value  of Net
Energy                                                       Amount (Millions Assets
----------------------------------------------           ------------------------------
Energy Sources - 3.19%
Amoco Corp.                                               1,700,000  $ 95.413  1.09%
Atlantic Richfield Co.                                      410,000   28.239      .32
CalEnergy Capital Trust II 6.25% convertible preferred 20   130,000    5.590      .06
Chevron Corp.                                               800,000   65.200      .75
Phillips Petroleum Co.                                      950,000   41.088      .47
Royal Dutch Petroleum Co. (New York Registered Shares)      880,000   43.340      .50
----------------------------------------------           ------------------------------
Utilities: Electric & Gas - 6.95%
Australian Gas Light Co.                                    380,088    2.737      .03
Central and South West Corp.                              1,450,000   40.328      .46
DPL Inc.                                                  2,684,200   50.832      .58
DTE Energy Co.                                              450,000   19.181      .22
GPU, Inc.                                                 1,150,000   49.594      .57
KeySpan Energy Corp.                                      2,428,800   72.560      .83
National Power PLC                                        9,600,000   83.390      .95
Nevada Power Co.                                            920,000   23.230      .26
NIPSCO Industries, Inc.                                     600,000   17.963      .21
PowerGen PLC                                              1,600,000   22.628      .26
Southern Electric PLC                                    12,900,000  132.567     1.52
Williams Companies, Inc.                                  3,383,250   92.828     1.06
----------------------------------------------           ------------------------------
                                                                     886.708    10.14
                                                                    -------------------

Materials
----------------------------------------------           ------------------------------
Chemicals - 0.08%
E.I. du Pont de Nemours and Co.                             120,000    6.900      .08
----------------------------------------------           ------------------------------
Forest Products & Paper - 0.72%
Chesapeake Corp.                                            300,000   10.500      .12
Potlatch Corp.                                              613,800   22.404      .26
Rayonier Inc.                                               215,600    8.449      .10
Union Camp Corp.                                            500,000   21.500      .24
----------------------------------------------           ------------------------------
Metals: Nonferrous - 0.08%
USX Corp. 6.75% DECS convertible preferred 2000             500,000    7.250      .08
----------------------------------------------           ------------------------------
                                                                      77.003      .88
                                                                    -------------------

Capital Equipment
----------------------------------------------           ------------------------------
Industrial Components - 0.32%
Tomkins PLC                                               6,000,000   27.767      .32
----------------------------------------------           ------------------------------



Consumer Goods
----------------------------------------------           ------------------------------
Automobiles - 1.26%
Chrysler Corp.                                              300,000   14.438      .17
Ford Motor Co., Class A                                   1,750,000   94.938     1.09
----------------------------------------------           ------------------------------
Beverages & Tobacco - 3.99%
British American Tobacco PLC (formerly B.A.T Industries P 1,000,000    8.904      .10
Foster's Brewing Group Ltd.                              16,000,000   39.344      .45
Gallaher Group PLC                                        8,121,700   55.732      .64
Philip Morris Companies Inc.                              2,715,000  138.804     1.58
RJR Nabisco Holdings Corp.                                  950,000   27.134      .31
Societe Nationale d'Exploitation Industrielle des Tabacs
 et Allumettes "SEITA"                                      575,000   34.168      .39
UST Inc.                                                  1,350,000   45.900      .52
----------------------------------------------           ------------------------------
Health & Personal Care - 0.51%
Bristol-Myers Squibb Co.                                    400,000   44.225      .51
----------------------------------------------           ------------------------------
                                                                     503.587     5.76
                                                                    -------------------

Services
----------------------------------------------           ------------------------------
Broadcasting & Publishing - 0.46%
Golden Books Family Entertainment, Inc. 8.75% convertible
 TOPrS 2016                                                 100,000     .050     .00
Houston Industries Inc. 7.00% ACES convertible preferred    340,000   27.561      .31
West Australian Newspapers Holdings Ltd.                  4,165,000   13.134      .15
----------------------------------------------           ------------------------------
Business & Public Services - 6.11%
American Water Works Co., Inc.                            1,850,000   59.084      .68
Autopistas del Mare Nostrum, SA Concesionaria del Estado    750,000   18.811      .21
Consumers Water Co.                                         300,000    9.038      .10
Hutchison Delta Finance Ltd. 7.00% convertible
 debentures 2002 (2,3)                                   11,000,000   11.000      .13
Hyder PLC                                                 5,980,000   82.222      .94
Thames Water PLC                                          6,554,166  120.667     1.38
TNT Post Groep                                            1,778,900   47.592      .54
United Utilities PLC                                     12,717,416  186.032     2.13
----------------------------------------------           ------------------------------
Leisure & Tourism - 0.19%
Host Marriott Financial Trust 6.75% QUIPS convertible
 preferred 2026                                             400,000   16.300      .19
----------------------------------------------           ------------------------------

Merchandising - 0.87%
J.C. Penney Co., Inc.                                       950,000   45.125      .52
Safeway PLC                                               6,100,000   30.629      .35
----------------------------------------------           ------------------------------
Telecommunications - 10.07%
Ameritech Corp.                                           2,502,600  134.984     1.54
Deutsche Telekom AG                                       4,607,300  125.570     1.44
France Telecom, SA                                          850,000   59.311      .68
Hong Kong Telecommunications Ltd. (ADR)                   2,454,377   49.241      .56
Koninklijke PTT Nederland NV                              1,800,593   69.947      .80
SBC Communications Inc.                                   1,000,000   46.313      .53
Telecom Argentina SA, Class B (ADR)                         841,900   27.151      .31
Telecom Corp. of New Zealand Ltd.                        15,784,160   64.736
Telecom Corp. of New Zealand Ltd. (2)                     8,380,000   34.369     1.14
Telecom Corp. of New Zealand Ltd. (ADR)                      25,000     .825
Telecom Italia SpA                                       18,255,800   92.443     1.06
Telefonica de Argentina SA, Class B (ADR)                   136,300    4.506      .05
Telefonica, SA (formerly Telefonica de Espana, SA)        2,300,840  103.827     1.19
TELUS Corp.                                               1,300,000   26.793      .31
U S WEST, Inc.                                              704,707   40.433      .46
----------------------------------------------           ------------------------------
Transportation: Airlines - 0.35%
Qantas Airways Ltd.                                      18,261,867   31.080      .35
----------------------------------------------           ------------------------------
                                                                    1,578.774   18.05
                                                                    -------------------

Finance
----------------------------------------------           ------------------------------
Banking - 17.78%
AmSouth Bancorporation                                    2,100,000   84.131      .96
Australia and New Zealand Banking Group Ltd.              2,400,000   13.740      .16
BANK ONE CORP.                                            3,238,000  158.257     1.81
BancWest Corp. (formerly First Hawaiian Bank)               400,000   15.950      .18
Bank of Nova Scotia                                       4,241,600   88.659     1.01
Barclays PLC                                              3,500,000   75.392      .86
Chase Manhattan Corp.                                       800,000   45.450      .52
Comerica Inc.                                               600,000   38.700      .44
Commonwealth Bank of Australia                            1,650,000   20.535      .23
First Security Corp. (Utah)                               2,420,500   49.469      .56
First Union Corp.                                         4,623,506  268.163     3.07
ForeningsSparbanken AB                                      845,000   22.905      .26
HSBC Holdings PLC                                         1,016,583   23.301      .27
Huntington Bancshares Inc.                                1,954,617   56.195      .64
KeyCorp                                                   2,070,000   62.747      .72
Keystone Financial, Inc.                                  1,127,550   32.981      .38
J.P. Morgan & Co. Inc.                                      120,000   11.310      .13
National Australia Bank Ltd.                              2,480,654   32.905      .38
National City Corp.                                         800,000   51.450      .59
Royal Bank of Canada                                      1,715,000   79.154      .90
United Bankshares, Inc.                                     600,000   16.050      .18
Wachovia Corp.                                            1,899,375  172.606     1.97
Washington Mutual, Inc.                                   1,100,000   41.181      .47
Westpac Banking Corp.                                     7,100,930   43.231      .49
Wilmington Trust Corp.                                      950,000   52.309      .60
----------------------------------------------           ------------------------------
Financial Services - 0.43%
Health Care Property Investors, Inc.                        880,000   29.590      .34
Imperial Credit Commercial Mortgage Investment Corp.        900,000    7.538      .09
----------------------------------------------           ------------------------------
Insurance - 3.18%
American General Corp.                                      160,000   10.960      .13
EXEL Ltd.                                                   970,800   74.206      .85
Guardian Royal Exchange PLC                               6,432,572   31.168      .36
HIH Winterthur International Holdings Ltd.                4,715,540    6.668      .08
Lincoln National Corp.                                    1,280,000   97.120     1.11
Ohio Casualty Corp.                                         717,500   27.086      .31
Royal & Sun Alliance Insurance Group PLC                  3,286,656   30.090      .34
----------------------------------------------           ------------------------------
Real Estate - 4.31%
AMB Property Corp.                                          750,000   17.250      .20
Apartment Investment and Management Co., Class A          1,125,000   39.305      .45
Archstone Communities Trust (formerly Security Capital
 Atlantic Trust and Security Capital Pacific Trust)       4,784,585   96.290     1.10
Bradley Real Estate, Inc.                                 1,045,000   21.945      .25
CarrAmerica Realty Corp.                                  1,620,000   36.450      .42
CCA Prison Realty Trust                                     429,400   10.091      .12
Correctional Properties Trust                               185,000    3.596      .04
Kimco Realty Corp.                                          400,000   15.925      .18
Meditrust Corp., paired stock                             2,010,000   32.663      .37
Pacific Retail Trust (2,3)                                2,850,000   37.050      .42
ProLogis Trust (formerly Security Capital Industrial Trus 1,191,114   25.981      .30
Redwood Trust, Inc.                                         100,000    1.375      .02
Spieker Properties, Inc.                                    250,000    8.625      .10
Washington Real Estate Investment Trust                     145,500    2.583      .03
Weeks Corp.                                                 485,000   14.095      .16
Weingarten Realty Investors                                 300,000   13.331      .15
----------------------------------------------           ------------------------------
                                                                    2,247.752   25.70
                                                                    -------------------

Multi-Industry and Miscellaneous
----------------------------------------------           ------------------------------
Multi-Industry - 0.24%
Hunting PLC                                               4,260,000   11.194      .13
Lend Lease Corp. Ltd.                                       306,535    6.770      .08
Thermo Instrument Systems Inc. 4.50% convertible
 debentures 2003 (2)                                      3,000,000    2.629      .03
----------------------------------------------           ------------------------------
Miscellaneous - 2.40%
Equity securities in initial period of
 acquisition                                                         210.572     2.40
Anglo American Coal Corp. Ltd.
Anglogold Ltd. (South Africa)
Bankers Trust New York Corp. (USA)
Cabot Industrial Trust
Cendant Corp. 7.50% PRIDES convertible preferred
Devro PLC (United Kingdom)
GLENBOROUGH REALTY TR CV PF SER A 7.75%  12/31/49
Hickson International PLC (United Kingdom)
[The] Rank Group PLC (United Kingdom)
Shell Transport and Trading Co. PLC (New York Registered Shares) (United  Kin
Stora Kopparbergs Berslags, Class A (Sweden)
Swisscom AG (Switzerland)
Wisconsin Energy Corp. (USA)

----------------------------------------------            1,608,800 -------------------
                                                                     231.165     2.64
                                                                    -------------------
TOTAL EQUITY SECURITIES (cost:
 $3,670.864 million)                                                5,552.756   63.49
                                                                    -------------------


                                                          Principal
Bonds and Notes                                              Amount
----------------------------------------------           ------------------------------
Corporate
----------------------------------------------           ------------------------------
Airplanes Pass Through Trust, pass-through certificates,
 Series 1, Class C, 8.15% 2019 (4)                        5,443,783    5.658      .07
Allegiance Corp. 7.80% 2016                               3,000,000    3.345      .04
Atlas Air, Inc., 1998-1 Pass Through Trust,
 Class B, 7.68% 2014 (4)                                  5,000,000    4.979      .16
Atlas Air, Inc., 1998-1 Pass Through Trust,
 Class A, 7.38% 2018 (4)                                  9,000,000    9.225
Ball Corp. 7.75% 2006 (2)                                 3,500,000    3.623      .04
Boyd Gaming Corp. 9.25% 2003                              1,250,000    1.263      .01
Cable & Wireless Communications PLC 6.625%-6.75% 2005-200 3,625,000    3.674      .04
Cablevision Systems Corp. 7.875%-8.125% 2007-2009         5,500,000    5.459      .06
California Energy Co., Inc. 10.25% 2004                   4,300,000    4.530      .05
Camden Property Trust 7.00% 2006                          5,000,000    4.708      .05
CarrAmerica Realty Corp. 6.625%-7.375% 2000-2007         26,000,000   24.901      .28
CBS Corp. 7.15% 2005                                      6,000,000    6.131      .07
Century Communications Corp. 8.75% 2007                   2,000,000    2.070      .02
Chateau Properties, Inc. 6.92% MOPPRS 2014               10,500,000    9.945      .11
Columbia Gas System, Inc., Series G, 7.62% 2025           3,000,000    3.035
Columbia Gas System, Inc., Series C, 6.80% 2005           2,000,000    2.106      .06
Columbia/HCA Healthcare Corp. 6.125%-6.91% 2000-2045     28,580,000   27.715      .32
Comcast Cellular Corp., Series B, 9.50% 2007              5,000,000    5.113      .06
Consumers International Inc. 10.25% 2005                  5,000,000    5.075      .06
Container Corp. of America 9.75% 2003                     8,485,000    8.188      .09
Continental Airlines, Inc., pass-through certificates,
 Series 1997-1, Class A, 7.461% 2016 (4,5)                1,974,347    2.053
Continental Airlines, Inc., pass-through certificates,
 7.78% 2007 (4,5)                                         2,944,600    2.978      .12
Continental Airlines, Inc., pass-through certificates,
 Series 1997-4, Class A, 6.90% 2018 (4)                   5,000,000    5.061
Cox Radio, Inc. 6.375% 2005 (2)                           3,500,000    3.641      .04
Delta Air Lines, Inc., 1991 Equipment
 Certificates Trust, Series K, 10.00% 2014 (2)            2,000,000    2.599      .03
DLJ Mortgage Acceptance Corp., Series 1996-CF1,
 Class A-1A, 7.28% 2028                                   2,081,812    2.165      .03
EOP Operating LP, 6.625%-6.75% 2003-2008                  5,550,000    5.381      .06
FIRSTPLUS Home Loan Owner Trust, Series 1997-1,
 Class A-6, 6.95% 2015 (4)                                4,250,000    4.318      .05
Freeport-McMoRan Copper & Gold Inc. 7.20% 2026            2,000,000    1.180      .01
Hearst-Argyle Television, Inc. 7.00% 2018                 2,000,000    1.937      .02
Highwoods/Forsyth LP, 6.835% MOPPRS 2003                  5,000,000    4.903      .06
Irvine Apartment Communities, LP 7.00% 2007               7,000,000    6.714      .08
Jet Equipment Trust, Series 1995-B, Class C, 9.71%
 2015 (2)                                                 5,000,000    5.793      .07
McDermott Inc. 9.375% 2002                                6,000,000    6.468      .07
J. Ray McDermott, SA 9.375% 2006                          8,000,000    8.280      .10
M.D.C. Holdings, Inc. 8.375% 2008                         5,000,000    4.650      .05
Merrill Lynch Mortgage Investors, Inc., Seller Manufactured
 Housing Contract, Series 1995-C2, Class A-1, 7.093% 2021 1,891,944    1.929      .02
Fred Meyer, Inc. 7.375% 2005                              5,000,000    5.208      .06
Midland Cogeneration Venture LP, Secured Lease
 Obligation Bonds, Series C-91, 10.33% 2002               2,537,441    2.754      .03
Occidental Petroleum Corp. 8.50% 2004                     8,000,000    8.123      .09
Ocean Energy, Inc. 8.875% 2007                            5,000,000    4.925      .06
Omega Healthcare Investors, Inc. 6.95% 2002-2007         18,000,000   16.878      .19
Owens-Illinois, Inc. 7.85%-8.10% 2004-2007                2,000,000    2.092      .02
Paperboard Industries International Inc. 8.375% 2007      4,750,000    4.418      .05
Parker & Parsley Petroleum Co. 8.25% 2007                 5,000,000    5.266      .06
Price REIT, Inc. 7.50% 2006                              11,000,000   11.291      .13
ProLogis Trust 7.05% 2006                                 3,000,000    2.894      .03
Qwest Communications International Inc. 0%/9.47% 2007 (6) 2,000,000    1.480      .02
Riggs National Corp. 8.50% 2006                           2,600,000    2.713      .03
Rite Aid Corp. 7.125% 2007                                5,000,000    5.210      .06
Royal Caribbean Cruises Ltd. 7.00%-7.25% 2007-2018        4,500,000    4.392      .05
Rykoff-Sexton, Inc. 8.875% 2003                           2,000,000    2.020      .02
Security Capital Group Inc. 7.15% 2007                    7,500,000    7.195      .08
Security Capital Industrial Trust 7.81% 2015              2,000,000    1.868      .02
Security Capital Pacific Trust 7.25% 2004                 5,000,000    4.941      .06
Shopping Center Associates 6.75% 2004 (2)                 3,000,000    2.919      .03
Spieker Properties, LP 6.75%-6.875% 2005-2008            15,000,000   14.548      .17
Tenet Healthcare Corp. 8.125% 2008 (2)                   10,000,000   10.150      .12
Time Warner Inc. 10.15% 2012                              5,000,000    6.620      .08
TKR Cable I, Inc. 10.50% 2007                             7,000,000    7.689      .09
Wellsford Residential Property Trust 7.75% 2005           2,500,000    2.593      .03
WestPoint Stevens Inc. 7.875% 2005                        5,000,000    5.050      .06
Woolworth Corp., Series A, 6.98%-7.00% 2001-2002         16,500,000   16.341      .19
WorldCom, Inc. 6.40% 2005                                 3,150,000    3.273      .04
----------------------------------------------           ------------------------------
                                                                     373.644     4.27
                                                                    -------------------

Governments and Governmental Authorities
----------------------------------------------           ------------------------------
Canadian Government 7.00% September 2001                 40,000,000   27.495      .32
----------------------------------------------           ------------------------------
                                                                      27.495      .32
                                                                    -------------------

U.S. Treasuries
----------------------------------------------           ------------------------------
8.50% February 2000                                      150,000,000 157.593     1.80
6.375% May 2000                                          100,000,000 102.984     1.18
8.75% August 2000                                        150,000,000 161.274     1.84
6.125% September 2000                                    30,000,000   30.975      .35
8.00% May 2001                                            6,000,000    6.519      .07
6.50% May 2001                                            3,000,000    3.157      .04
14.25% February 2002                                     75,000,000   97.383     1.11
11.125% August 2003                                      75,000,000   96.328     1.10
6.50% May 2005                                            7,500,000    8.355      .10
6.125% August 2007                                        2,200,000    2.429      .03
6.375% August 2027                                        9,000,000   10.371      .12
----------------------------------------------           ------------------------------
                                                                     677.368     7.74
                                                                    -------------------
TOTAL BONDS AND NOTES (cost: $1,072.893 million)                    1,078.507   12.33
                                                                    -------------------
TOTAL INVESTMENT SECURITIES (cost: $4,743.757
 million)                                                           6,631.263   75.82
                                                                    -------------------


SHORT-TERM SECURITIES
----------------------------------------------           ------------------------------
Corporate Short-Term Notes
----------------------------------------------           ------------------------------
American Express Credit Corp. 5.03% due 1/5/99           29,500,000   29.216      .33
Ciesco LP 5.05%-5.47% due 11/6/98-1/22/99                81,200,000   80.582      .92
Coca-Cola Co. 4.89%-5.30% due 12/1/98-1/19/99            80,600,000   80.004      .91
Walt Disney Co. 4.96% due 1/14/99                        50,000,000   49.476      .57
Duke University 5.51% due 11/6/98                        17,900,000   17.884      .21
E.I. du Pont de Nemours and Co. 4.98%-5.34% due 11/24/98-80,000,000   79.531      .91
Ford Motor Credit Co. 5.05%-5.47% due 11/2/98-1/7/99     77,000,000   76.637      .88
Gannett Co., Inc. 5.25% due 11/3/98 (2)                  41,800,000   41.782      .48
General Electric Capital Corp. 5.11%-5.72% due 11/2-11/2338,800,000   38.703      .44
General Motors Acceptance Corp. 5.06%-5.07% due 1/13-1/1557,000,000   56.380      .65
H.J. Heinz Co. 5.00%-5.44% due 11/4-12/11/98             84,000,000   83.719      .96
Hershey Foods Corp. 4.95%-5.43% due 11/5-12/10/98        43,400,000   43.219      .49
International Lease Finance Corp. 5.00%-5.43% due 11/2/9897,700,000   97.153     1.11
Lucent Technologies Inc. 5.19%-5.42% due 11/3-11/19/98   73,000,000   72.880      .83
Monsanto Co. 5.15%-5.52% due 11/12/98-2/12/99 (2)        51,300,000   50.913      .58
Motorola, Inc. 5.10%-5.48% due 11/12-12/28/98            63,185,000   62.824      .72
National Rural Utilities Cooperative Finance Corp. 5.12%-5.48%
 due 11/12/98-1/12/99                                    62,900,000   62.423      .71
Procter & Gamble Co. 4.90%-5.47% due 11/6/98-1/20/99     59,900,000   59.690      .68
Xerox Corp. 4.95%-5.20% due 11/9/98-1/11/99              92,100,000   91.573     1.05
----------------------------------------------           ------------------------------
                                                                    1,174.589   13.43
                                                                    -------------------

Federal Agency Discount Notes
----------------------------------------------           ------------------------------
Fannie Mae 4.93%-5.34% due 12/4/98-3/25/99               100,800,000  99.548     1.14
Federal Farm Credit Banks 4.85% due 2/1/99               100,000,000  99.977     1.14
Federal Home Loan Banks 5.25% due 12/18/98               51,000,000   50.674      .58
Freddie Mac 4.92%-5.41% due 11/5/98-3/26/99              374,900,000 370.910     4.24
----------------------------------------------           ------------------------------
                                                                           62    7.10
                                                                    -------------------

U.S. Treasury Short-Term Notes
----------------------------------------------           ------------------------------
5.875%-8.875% due 2/15-8/15/99                           348,000,000 354.387     4.05
----------------------------------------------           ------------------------------

TOTAL SHORT-TERM SECURITIES (cost: $2,150.783
 million)                                                           2,150.085   24.58
EXCESS OF PAYABLES OVER CASH AND RECEIVABLES                          34.544      .40
                                                                    -------------------
TOTAL SHORT-TERM SECURITIES, CASH AND
 RECEIVABLES, NET OF PAYABLES                                       2,115.541   24.18
                                                                    -------------------
NET ASSETS                                                          8,746.804  100.00
                                                                    ===================

(1) Non-income-producing securities.

(2) Purchased in a private placement transaction;
 resale to the public may require registration or sale only to qualified institutional buyers.

(3) Valued under procedures approved by the Board of Directors.

(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

(5) Coupon rate changes periodically.

(6) Step bond; coupon rate will increase at a later date.

ADR = American Depositary Receipts

See Notes to Financial Statements

Capital Income Builder
Financial Statements

Statement of Assets and Liabilities
at October 31, 1998                                       (dollars in
                                                          millions)
Assets:
Investment securities at market (cost:$4,743.757)         $6,631.263
Short-term securities (cost:$2,150.783)                   2,150.085
Cash                                                           .079
Receivables for-
 Sales of investments                            $ 90.000
 Sales of fund's shares                            13.014
 Forward currency contracts                          .000
 Dividends and accrued interest                    53.248   156.262
                                                ----------------------
                                                          8,937.689
Liabilities:
Payables for-
 Purchases of investments                         116.390
 Repurchases of fund's shares                       5.508
 Management services                                2.059
 Dividends payable                                 63.346
 Accrued expenses                                   3.582   190.885
                                                ----------------------
Net Assets at October 31, 1998 - Equivalent to
 $48.40 per share on 180,735,722 shares of $0.01
 par value capital stock outstanding
 (authorized capital stock - 200,000,000 shares)          $8,746.804
                                                          ============

Statement of Operations
for the year ended October 31, 1998
(dollars in millions)


Investment Income:
Income:
 Dividends                                       $217.392
 Interest                                         193.597  $410.989
                                                ------------
Expenses:
 Management services fee                           26.651
 Distribution expenses                             18.508
 Transfer agent fee                                 4.060
 Reports to shareholders                             .967
 Registration statement and prospectus               .570
 Postage, stationery and supplies                    .815
 Directors' fees                                     .132
 Auditing and legal fees                             .063
 Custodian fee                                      1.114
 Taxes other than federal income tax                 .069
 Other expenses                                      .100    53.049
                                                ----------------------
 Net investment income                                      357.940
                                                          ------------
Realized Gain and Unrealized Appreciation on
 Investments:
Net realized gain                                           519.943
Net increase in unrealized appreciation on investments      108.040
                                                          ------------
 Net realized gain and increase in unrealized
  appreciation on investments                               627.983
                                                          ------------
Net Increase in Net Assets Resulting from Operations       $985.923
                                                          ============

See Notes to Financial Statements
Statement of Changes in Net Assets
 (dollars in millions)                          Year endedOctober 31
                                                     1998      1997
                                                ----------------------
Operations:
Net investment income                           $  357.940$  259.582
Net realized gain on investments                  519.943   280.827
Net increase in unrealized appreciation on inves  108.040   776.609
                                                ----------------------
 Net increase in net assets resulting from
  operations                                      985.923 1,317.018
                                                ----------------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income             (360.241) (262.498)
Distributions from net realized gain on investme (256.425)  (99.910)
                                                ----------------------
 Total dividends and distributions               (616.666) (362.408)
                                                ----------------------
Capital Share Transactions:
Proceeds from shares sold: 30,081,411 and
 29,804,485 shares, respectively                1,451.894 1,285.671
Proceeds from shares issued in reinvestment of net
 investment income dividends and distributions of
 net realized gain on investments: 10,721,248 and
 7,455,750 shares, respectively                   505.404   314.663
Cost of shares repurchased: 18,311,478 and 15,485,458
 shares, respectively                            (881.077) (671.331)
                                                ----------------------
 Net increase in net assets resulting from capital
  share transactions                            1,076.221   929.003
                                                ----------------------
Total Increase in Net Assets                    1,445.478 1,883.613

Net Assets:
Beginning of year                               7,301.326 5,417.713
                                                ----------------------
End of year (including undistributed net investment
 income: $3.480 and $3.028, respectively)       $8,746.804$7,301.326
                                                ======================



See Notes to Financial Statements

Per-Share Data and Ratios

                                             Year        ended     October        31
                                              1998         1997        1996     1995         1994

Net Asset Value, Beginning of Year         $46.14       $39.70      $36.27    $32.68       $34.42
                                         --------  --------- - --------- - ---------  --------- -
 Income From Investment Operations:
  Net investment income                      2.09         1.74        1.95      1.69         1.73
  Net realized and unrealized gain
   (loss) on investments                      3.87        7.20         3.92     3.69        (1.62)
                                        ---------    ---------   --------- ---------    ---------
   Total income from investment opera        5.96         8.94        5.87      5.38          .11
                                        ---------    ---------   --------- ---------    ---------
 Less Distributions:
  Dividends from net investment incom       (2.09)       (1.77)      (1.94)    (1.69)       (1.73)
  Distributions from net realized gai       (1.61)        (.73)       (.50)     (.10)        (.12)
                                        ---------    ---------   --------- ---------    ---------
   Total distributions                      (3.70)       (2.50)      (2.44)    (1.79)       (1.85)
                                        ---------    ---------   --------- ---------    ---------
Net Asset Value, End of Year               $48.40       $46.14      $39.70    $36.27       $32.68
                                        =========    =========   ========= =========    =========

Total Return (1)                            13.33%     23.16%      16.76%    16.98%          .47%


Ratios/Supplemental Data:
 Net assets, end of year (in millions      $8,747       $7,301      $5,418    $4,533       $3,629
 Ratio of expenses to average net ass        .64%          .65%        .71%      .72%         .73%
 Ratio of net income to average net a       4.35%         4.04%       5.19%     4.96%        5.29%
 Portfolio turnover rate                   24.38%        27.65%      27.56%    18.06%       36.19%



(1)Excludes maximum sales charge of 5.75%.

CAPITAL INCOME BUILDER
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. The fund does not amortize premiums on securities purchased. Amortization of market discounts on securities is recognized upon disposition.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are
declared daily from net investment income.   Distributions paid to shareholders
are recorded on the ex-dividend date.

2. FEDERAL INCOME TAXATION

   It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

   As of October 31, 1998, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,886,808,000, of which $2,019,478,000 related to appreciated securities and $132,670,000 related to depreciated securities. During the year ended October 31, 1998, the fund realized, on a tax basis, a net capital gain of $517,096,000 on securities transactions. Net losses related to non-U.S. currency and other transactions of $2,847,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $6,894,540,000 at October 31, 1998.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

   INVESTMENT ADVISORY FEE - The fee of $26,651,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's monthly gross investment income. For purposes of the Investment Advisory and Service Agreement, gross investment income means gross income, computed without taking account of gains or losses from sales of capital assets.

   DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended October 31, 1998, distribution expenses under the Plan were $18,508,000. As of October 31, 1998, accrued and unpaid distribution expenses were $2,758,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,716,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

   TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,060,000.

   DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of October 31, 1998, aggregate amounts deferred and earnings thereon were $293,000.

   CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

   The fund made purchases and sales of investment securities, excluding short-term securities, of $1,722,714,000 and $1,913,111,000, respectively, during the year ended October 31, 1998.

   As of October 31, 1998, accumulated undistributed net realized gain on investments was $492,001,000 and additional paid-in capital was $6,362,433,000. The fund reclassified $2,753,000 to undistributed net investment income and $24,069,000 to additional paid-in capital from undistributed net realized gains for the year ended October 31, 1998.

   Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,114,000 includes $33,000 that was paid by these credits rather than in cash.

   Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 1998, such non-U.S. taxes were $11,018,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes, on a book basis, were $10,075,000 for the year ended October 31, 1998.


Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder, Inc. (the "Fund") at October 31, 1998, the results of its operations, the changes in its net assets and the per-share data and ratios for the years indicated in conformity with generally accepted accounting principles. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Los Angeles, California
November 30, 1998


Tax Information (Unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:


                                                  Dividends and Distributions per Share

                                                  From Net         From Net              From Net
                                                  Investment       Realized Short-       Realized Long-
Reinvest Date           Payment Date              Income           term Gains            term Gains
December 22, 1997       December 23, 1997         $0.480           -                     $1.61*

March 23, 1998          March 24, 1998             0.480           -                     -

June 16, 1998           June 17, 1998              0.485           -                     -

September 8, 1998       September 9, 1998          0.490           -                     -


*INCLUDES $1.061 LONG-TERM CAPITAL GAINS TAXED AT A MAXIMUM RATE OF 28%.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 27% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 24% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1998 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


CAPITAL INCOME BUILDER

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group;
former President, Southern California Edison Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

MARY MYERS KAUPPILA, Boston, Massachusetts
Private investor; former owner and President, Energy Investment, Inc.

JAMES B. LOVELACE, Los Angeles, California
President of the fund
Senior Vice President,
Capital Research and Management Company

JON B. LOVELACE, Los Angeles, California
Vice Chairman of the Board of the fund
Chairman Emeritus,
Capital Research and Management Company

GAIL L. NEALE, Burlington, Vermont
President, The Lovejoy Consulting Group, Inc.;
former Executive Vice President of the Salzburg
Seminar; former Director of Development and of the Capital Campaign, Hampshire College

ROBERT J. O'NEILL, Ph.D., Oxford, England
Professor and Fellow,
All Souls College, University of Oxford

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

STEFANIE POWERS, Beverly Hills, California
Actor; Founder and President,
The William Holden Wildlife Foundation

FRANK STANTON, New York, New York
Retired; former President, CBS Inc. (1946-1973)

CHARLES WOLF, Jr., Ph.D., Santa Monica, California
Dean, The RAND Graduate School;
Senior Economic Adviser, The RAND Corporation

OFFICERS

LARRY P. CLEMMENSEN, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JANET A. MCKINLEY, New York, New York
Senior Vice President of the fund
Director,
Capital Research and Management Company

CATHERINE M. WARD, Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research and Management Company

JOYCE E. GORDON, Los Angeles, California
Vice President of the fund
Senior Vice President and Director,
Capital Research Company

DARCY B. KOPCHO, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

STEVEN T. Watson, London, England
Vice President of the fund
Vice President and Director,
Capital Research Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R. MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

DIANA J. PROHOROFF, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital Income Builder, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1998, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up-to-date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Printed on recycled paper
Litho in USA TAG/AL/3915
Lit. No. CIB-011-1298